Supplemental Information
Third Quarter 2021

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Income statement
Net interest income	$31,524	$33,107	$11,094	$10,233	$10,197	$10,253	$10,129
Noninterest income	35,529	32,322	11,672	11,233	12,624	9,846	10,207
Total revenue, net of interest expense	67,053	65,429	22,766	21,466	22,821	20,099	20,336
Provision for credit losses	(4,105)	11,267	(624)	(1,621)	(1,860)	53	1,389
Noninterest expense	45,000	41,286	14,440	15,045	15,515	13,927	14,401
Income before income taxes	26,158	12,876	8,950	8,042	9,166	6,119	4,546
Pretax, pre-provision income (1)	22,053	24,143	8,326	6,421	7,306	6,172	5,935
Income tax expense	1,193	452	1,259	(1,182)	1,116	649	(335)
Net income	24,965	12,424	7,691	9,224	8,050	5,470	4,881
Preferred stock dividends	1,181	1,159	431	260	490	262	441
Net income applicable to common shareholders	23,784	11,265	7,260	8,964	7,560	5,208	4,440
Diluted earnings per common share	2.75	1.28	0.85	1.03	0.86	0.59	0.51
Average diluted common shares issued and outstanding	8,702.2	8,800.5	8,492.8	8,735.5	8,755.6	8,785.0	8,777.5
Dividends paid per common share	$0.57	$0.54	$0.21	$0.18	$0.18	$0.18	$0.18

Performance ratios
Return on average assets	1.12%	0.63%	0.99%	1.23%	1.13%	0.78%	0.71%
Return on average common shareholders’ equity	12.67	6.20	11.43	14.33	12.28	8.39	7.24
Return on average shareholders’ equity	12.15	6.24	11.08	13.47	11.91	8.03	7.26
Return on average tangible common shareholders’ equity (2)	17.61	8.71	15.85	19.90	17.08	11.73	10.16
Return on average tangible shareholders’ equity (2)	16.33	8.46	14.87	18.11	16.01	10.84	9.84
Efficiency ratio	67.11	63.10	63.43	70.09	67.98	69.29	70.81

At period end
Book value per share of common stock	$30.22	$28.33	$30.22	$29.89	$29.07	$28.72	$28.33
Tangible book value per share of common stock (2)	21.69	20.23	21.69	21.61	20.90	20.60	20.23
Market capitalization	349,841	208,656	349,841	349,925	332,337	262,206	208,656
Number of financial centers - U.S.	4,215	4,309	4,215	4,296	4,324	4,312	4,309
Number of branded ATMs - U.S.	16,513	16,962	16,513	16,795	16,905	16,904	16,962
Headcount	209,407	211,225	209,407	211,608	212,201	212,505	211,225

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle.
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net interest income
Interest income	$35,118	$40,124	$12,336	$11,387	$11,395	$11,461	$11,486
Interest expense	3,594	7,017	1,242	1,154	1,198	1,208	1,357
Net interest income	31,524	33,107	11,094	10,233	10,197	10,253	10,129

Noninterest income
Fees and commissions	29,156	25,490	9,915	9,705	9,536	9,061	8,777
Market making and similar activities	7,360	6,983	2,005	1,826	3,529	1,372	1,689
Other income (loss)	(987)	(151)	(248)	(298)	(441)	(587)	(259)
Total noninterest income	35,529	32,322	11,672	11,233	12,624	9,846	10,207
Total revenue, net of interest expense	67,053	65,429	22,766	21,466	22,821	20,099	20,336

Provision for credit losses	(4,105)	11,267	(624)	(1,621)	(1,860)	53	1,389

Noninterest expense
Compensation and benefits	27,103	24,535	8,714	8,653	9,736	8,190	8,200
Occupancy and equipment	5,353	5,302	1,764	1,759	1,830	1,839	1,798
Information processing and communications	4,289	3,807	1,416	1,448	1,425	1,415	1,333
Product delivery and transaction related	2,940	2,518	987	976	977	915	930
Marketing	1,528	1,238	347	810	371	463	308
Professional fees	1,263	1,206	434	426	403	488	450
Other general operating	2,524	2,680	778	973	773	617	1,382
Total noninterest expense	45,000	41,286	14,440	15,045	15,515	13,927	14,401
Income before income taxes	26,158	12,876	8,950	8,042	9,166	6,119	4,546
Income tax expense	1,193	452	1,259	(1,182)	1,116	649	(335)
Net income	$24,965	$12,424	$7,691	$9,224	$8,050	$5,470	$4,881
Preferred stock dividends	1,181	1,159	431	260	490	262	441
Net income applicable to common shareholders	$23,784	$11,265	$7,260	$8,964	$7,560	$5,208	$4,440

Per common share information
Earnings	$2.77	$1.29	$0.86	$1.04	$0.87	$0.60	$0.51
Diluted earnings	2.75	1.28	0.85	1.03	0.86	0.59	0.51
Average common shares issued and outstanding	8,583.1	8,762.6	8,430.7	8,620.8	8,700.1	8,724.9	8,732.9
Average diluted common shares issued and outstanding	8,702.2	8,800.5	8,492.8	8,735.5	8,755.6	8,785.0	8,777.5

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net income	$24,965	$12,424	$7,691	$9,224	$8,050	$5,470	$4,881
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(1,243)	4,794	(153)	(250)	(840)	5	101
Net change in debit valuation adjustments	292	(5)	27	149	116	(493)	(58)
Net change in derivatives	(1,130)	808	(431)	415	(1,114)	18	76
Employee benefit plan adjustments	170	144	50	69	51	(242)	44
Net change in foreign currency translation adjustments	(29)	(86)	(26)	26	(29)	34	21
Other comprehensive income (loss)	(1,940)	5,655	(533)	409	(1,816)	(678)	184
Comprehensive income	$23,025	$18,079	$7,158	$9,633	$6,234	$4,792	$5,065

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net interest income
Interest income
Loans and leases	$21,859	$26,426	$7,502	$7,123	$7,234	$7,603	$7,894
Debt securities	8,832	7,413	3,282	2,820	2,730	2,377	2,130
Federal funds sold and securities borrowed or purchased under agreements to resell	(43)	900	6	(42)	(7)	3	55
Trading account assets	2,793	3,203	967	954	872	925	948
Other interest income	1,677	2,182	579	532	566	553	459
Total interest income	35,118	40,124	12,336	11,387	11,395	11,461	11,486

Interest expense
Deposits	394	1,784	133	128	133	159	227
Short-term borrowings	(205)	1,024	(41)	(85)	(79)	(37)	(24)
Trading account liabilities	824	764	285	293	246	210	212
Long-term debt	2,581	3,445	865	818	898	876	942
Total interest expense	3,594	7,017	1,242	1,154	1,198	1,208	1,357
Net interest income	$31,524	$33,107	$11,094	$10,233	$10,197	$10,253	$10,129

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$3,431	$2,794	$1,154	$1,210	$1,067	$1,160	$1,172
Other card income	1,173	1,295	429	376	368	407	396
Total card income	4,604	4,089	1,583	1,586	1,435	1,567	1,568
Service charges
Deposit-related fees	4,671	4,441	1,619	1,557	1,495	1,550	1,515
Lending-related fees	923	841	309	317	297	309	302
Total service charges	5,594	5,282	1,928	1,874	1,792	1,859	1,817
Investment and brokerage services
Asset management fees	9,434	7,905	3,276	3,156	3,002	2,803	2,740
Brokerage fees	2,988	2,898	960	967	1,061	968	883
Total investment and brokerage services	12,422	10,803	4,236	4,123	4,063	3,771	3,623
Investment banking fees
Underwriting income	4,028	3,610	1,168	1,314	1,546	1,088	1,239
Syndication fees	1,047	634	346	401	300	227	133
Financial advisory services	1,461	1,072	654	407	400	549	397
Total investment banking fees	6,536	5,316	2,168	2,122	2,246	1,864	1,769
Total fees and commissions	29,156	25,490	9,915	9,705	9,536	9,061	8,777
Market making and similar activities	7,360	6,983	2,005	1,826	3,529	1,372	1,689
Other income (loss)	(987)	(151)	(248)	(298)	(441)	(587)	(259)
Total noninterest income	$35,529	$32,322	$11,672	$11,233	$12,624	$9,846	$10,207

(1)Gross interchange fees and merchant income were $8.4 billion and $6.7 billion and are presented net of $4.9 billion and $4.1 billion of expenses for rewards and partner payments as well as certain other card costs for the nine months ended September 30, 2021 and 2020. Gross interchange fees and merchant income were $3.0 billion, $2.9 billion, $2.5 billion, $2.5 billion and $2.4 billion and are presented net of $1.8 billion, $1.7 billion, $1.4 billion, $1.5 billion and $1.4 billion of expenses for rewards and partner payments as well as certain other card costs for the third, second and first quarters of 2021 and the fourth and third quarters of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2021	June 30 2021	September 30 2020
Assets
Cash and due from banks	$28,689	$30,327	$32,922
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	251,165	229,703	268,084
Cash and cash equivalents	279,854	260,030	301,006
Time deposits placed and other short-term investments	6,518	7,356	5,088
Federal funds sold and securities borrowed or purchased under agreements to resell	261,934	268,594	326,745
Trading account assets	288,566	291,733	255,500
Derivative assets	40,829	41,498	44,297
Debt securities:
Carried at fair value	285,377	288,913	245,997
Held-to-maturity, at cost	683,240	651,401	338,400
Total debt securities	968,617	940,314	584,397
Loans and leases	927,736	918,928	955,172
Allowance for loan and lease losses	(13,155)	(14,095)	(19,596)
Loans and leases, net of allowance	914,581	904,833	935,576
Premises and equipment, net	10,684	10,747	10,902
Goodwill	69,023	69,023	68,951
Loans held-for-sale	9,415	8,277	4,434
Customer and other receivables	74,998	67,967	61,684
Other assets	160,427	159,522	139,872
Total assets	$3,085,446	$3,029,894	$2,738,452

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$753,107	$719,481	$616,925
Interest-bearing	1,108,490	1,076,355	996,804
Deposits in non-U.S. offices:
Noninterest-bearing	25,336	25,190	15,158
Interest-bearing	77,871	88,116	73,993
Total deposits	1,964,804	1,909,142	1,702,880
Federal funds purchased and securities loaned or sold under agreements to repurchase	207,428	213,787	190,769
Trading account liabilities	112,217	110,084	84,681
Derivative liabilities	38,062	38,916	41,728
Short-term borrowings	20,278	21,635	17,861
Accrued expenses and other liabilities	191,572	184,607	175,960
Long-term debt	278,621	274,604	255,723
Total liabilities	2,812,982	2,752,775	2,469,602
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,686, 3,887,686 and 3,887,440 shares	23,441	23,441	23,427
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,241,243,911, 8,487,151,465 and 8,661,522,562 shares	69,612	79,242	85,954
Retained earnings	183,007	177,499	160,447
Accumulated other comprehensive income (loss)	(3,596)	(3,063)	(978)
Total shareholders’ equity	272,464	277,119	268,850
Total liabilities and shareholders’ equity	$3,085,446	$3,029,894	$2,738,452

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,432	$4,418	$4,492
Loans and leases	16,857	16,970	24,094
Allowance for loan and lease losses	(994)	(1,047)	(1,812)
Loans and leases, net of allowance	15,863	15,923	22,282
All other assets	136	1,134	191
Total assets of consolidated variable interest entities	$20,431	$21,475	$26,965

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$330	$324	$739
Long-term debt	3,830	5,137	5,742
All other liabilities	10	15	19
Total liabilities of consolidated variable interest entities	$4,170	$5,476	$6,500

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	September 30 2021	June 30 2021	September 30 2020
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$174,407	$178,818	$173,213
Tier 1 capital	197,842	202,245	196,637
Total capital	230,491	234,486	235,446
Risk-weighted assets	1,567,276	1,551,668	1,459,993
Common equity tier 1 capital ratio	11.1%	11.5%	11.9%
Tier 1 capital ratio	12.6	13.0	13.5
Total capital ratio	14.7	15.1	16.1

Advanced Approaches
Common equity tier 1 capital	$174,407	$178,818	$173,213
Tier 1 capital	197,842	202,245	196,637
Total capital	223,970	227,736	224,541
Risk-weighted assets	1,380,843	1,379,805	1,364,259
Common equity tier 1 capital ratio	12.6%	13.0%	12.7%
Tier 1 capital ratio	14.3	14.7	14.4
Total capital ratio	16.2	16.5	16.5

Leverage-based metrics (1):
Adjusted average assets	$2,999,663	$2,938,476	$2,666,645
Tier 1 leverage ratio	6.6%	6.9%	7.4%

Supplementary leverage exposure	$3,515,643	$3,443,834	$2,866,899
Supplementary leverage ratio	5.6%	5.9%	6.9%

Tangible equity ratio (2)	6.7	7.0	7.4
Tangible common equity ratio (2)	5.9	6.2	6.6

(1)Regulatory capital ratios at September 30, 2021 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at September 30, 2020 excludes U.S. Treasury securities and deposits at Federal Reserve Banks.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	September 30 2021	June 30 2021	September 30 2020
Total common shareholders' equity	$249,023	$253,678	$245,423
CECL transitional amount (1)	2,722	2,994	4,411
Goodwill, net of related deferred tax liabilities	(68,638)	(68,638)	(68,569)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,638)	(7,641)	(5,853)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,644)	(1,662)	(1,656)
Defined benefit pension plan net assets	(1,223)	(1,196)	(1,056)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,477	1,499	1,245
Other	328	(216)	(732)
Common equity tier 1 capital	174,407	178,818	173,213
Qualifying preferred stock, net of issuance cost	23,440	23,440	23,426
Other	(5)	(13)	(2)
Tier 1 capital	197,842	202,245	196,637
Tier 2 capital instruments	21,741	20,674	22,571
Qualifying allowance for credit losses	11,177	11,993	16,243
Other	(269)	(426)	(5)
Total capital under the Standardized approach	230,491	234,486	235,446
Adjustment in qualifying allowance for credit losses under the Advanced approaches (2)	(6,521)	(6,750)	(10,905)
Total capital under the Advanced approaches	$223,970	$227,736	$224,541

(1)Includes the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption.
(2)Includes the impact of transition provisions related to the CECL accounting standard.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2021			Second Quarter 2021			Third Quarter 2020
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$240,054	$50	0.08%	$247,673	$27	0.04%	$245,682	$10	0.02%
Time deposits placed and other short-term investments	6,419	4	0.24	8,079	—	0.02	7,686	(4)	(0.25)
Federal funds sold and securities borrowed or purchased under agreements to resell	270,094	6	0.01	270,443	(42)	(0.06)	384,221	55	0.06
Trading account assets	147,196	979	2.64	152,307	967	2.55	146,972	960	2.60
Debt securities	949,009	3,296	1.39	895,902	2,834	1.27	533,261	2,147	1.63
Loans and leases (2)
Residential mortgage	215,652	1,487	2.76	214,096	1,498	2.80	237,414	1,811	3.05
Home equity	30,069	263	3.47	31,621	267	3.39	37,897	284	2.99
Credit card	75,569	1,952	10.25	73,399	1,876	10.25	81,309	2,086	10.20
Direct/Indirect and other consumer	98,148	578	2.34	94,321	561	2.38	89,559	593	2.63
Total consumer	419,438	4,280	4.06	413,437	4,202	4.07	446,179	4,774	4.26
U.S. commercial	323,659	2,315	2.84	322,633	2,049	2.55	343,533	2,165	2.51
Non-U.S. commercial	101,967	446	1.73	96,343	429	1.78	102,938	465	1.80
Commercial real estate	59,881	378	2.51	59,276	371	2.51	63,262	393	2.47
Commercial lease financing	15,564	116	2.98	16,211	108	2.67	18,106	138	3.04
Total commercial	501,071	3,255	2.58	494,463	2,957	2.40	527,839	3,161	2.38
Total loans and leases	920,509	7,535	3.25	907,900	7,159	3.16	974,018	7,935	3.25
Other earning assets	120,734	567	1.86	96,364	552	2.30	83,086	497	2.39
Total earning assets	2,654,015	12,437	1.86	2,578,668	11,497	1.79	2,374,926	11,600	1.95
Cash and due from banks	30,101			31,675			32,714
Other assets, less allowance for loan and lease losses	392,336			404,770			332,044
Total assets	$3,076,452			$3,015,113			$2,739,684
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposit accounts	$931,964	$79	0.03%	$915,420	$78	0.03%	$842,987	$93	0.04%
Time and savings deposits	162,337	41	0.10	162,516	40	0.10	164,648	116	0.28
Total U.S. interest-bearing deposits	1,094,301	120	0.04	1,077,936	118	0.04	1,007,635	209	0.08
Non-U.S. interest-bearing deposits	84,098	13	0.06	82,142	10	0.05	75,485	18	0.09
Total interest-bearing deposits	1,178,399	133	0.04	1,160,078	128	0.04	1,083,120	227	0.08
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	324,582	(41)	(0.05)	320,314	(85)	(0.11)	286,582	(24)	(0.03)
Trading account liabilities	56,496	285	2.00	58,823	293	2.01	39,689	212	2.13
Long-term debt	248,988	865	1.37	232,034	818	1.42	224,254	942	1.67
Total interest-bearing liabilities	1,808,465	1,242	0.27	1,771,249	1,154	0.26	1,633,645	1,357	0.33
Noninterest-bearing sources
Noninterest-bearing deposits	764,306			728,756			612,368
Other liabilities (3)	228,197			240,476			226,348
Shareholders’ equity	275,484			274,632			267,323
Total liabilities and shareholders’ equity	$3,076,452			$3,015,113			$2,739,684
Net interest spread			1.59%			1.53%			1.62%
Impact of noninterest-bearing sources			0.09			0.08			0.10
Net interest income/yield on earning assets (4)		$11,195	1.68%		$10,343	1.61%		$10,243	1.72%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $29.6 billion, $30.5 billion and $34.2 billion of structured notes and liabilities for the third and second quarters of 2021 and the third quarter of 2020, respectively.
(4)Net interest income includes FTE adjustments of $101 million, $110 million and $114 million for the third and second quarters of 2021 and the third quarter of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$50,756	$1,631	$(90)	$52,297
Agency-collateralized mortgage obligations	3,684	103	(11)	3,776
Commercial	18,091	778	(50)	18,819
Non-agency residential	799	39	(35)	803
Total mortgage-backed securities	73,330	2,551	(186)	75,695
U.S. Treasury and government agencies	167,419	1,869	(163)	169,125
Non-U.S. securities	12,289	4	—	12,293
Other taxable securities	2,589	45	(1)	2,633
Tax-exempt securities	15,312	321	(21)	15,612
Total available-for-sale debt securities	270,939	4,790	(371)	275,358
Other debt securities carried at fair value (1)	10,076	101	(158)	10,019
Total debt securities carried at fair value	281,015	4,891	(529)	285,377
Held-to-maturity debt securities
Agency mortgage-backed securities	562,124	5,497	(8,031)	559,590
U.S. Treasury and government agencies	111,855	167	(2,614)	109,408
Other taxable securities	9,295	197	(157)	9,335
Total held-to-maturity debt securities	683,274	5,861	(10,802)	678,333
Total debt securities	$964,289	$10,752	$(11,331)	$963,710

	June 30, 2021
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$56,258	$1,696	$(65)	$57,889
Agency-collateralized mortgage obligations	4,111	123	(8)	4,226
Commercial	18,062	882	(25)	18,919
Non-agency residential	829	33	(10)	852
Total mortgage-backed securities	79,260	2,734	(108)	81,886
U.S. Treasury and government agencies	158,691	1,906	(264)	160,333
Non-U.S. securities	17,165	4	(2)	17,167
Other taxable securities	2,873	48	—	2,921
Tax-exempt securities	15,529	347	(2)	15,874
Total available-for-sale debt securities	273,518	5,039	(376)	278,181
Other debt securities carried at fair value (1)	10,713	113	(94)	10,732
Total debt securities carried at fair value	284,231	5,152	(470)	288,913
Held-to-maturity debt securities
Agency mortgage-backed securities	547,508	6,040	(5,849)	547,699
U.S. Treasury and government agencies	94,353	327	(2,017)	92,663
Other taxable securities	9,573	246	(156)	9,663
Total held-to-maturity debt securities	651,434	6,613	(8,022)	650,025
Total debt securities	$935,665	$11,765	$(8,492)	$938,938

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
FTE basis data (1)
Net interest income	$31,846	$33,493	$11,195	$10,343	$10,308	$10,366	$10,243
Total revenue, net of interest expense	67,375	65,815	22,867	21,576	22,932	20,212	20,450
Net interest yield	1.66%	1.96%	1.68%	1.61%	1.68%	1.71%	1.72%
Efficiency ratio	66.79	62.73	63.14	69.73	67.65	68.90	70.42

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $322 million and $386 million for the nine months ended September 30, 2021 and 2020, $101 million, $110 million and $111 million for the third, second and first quarters of 2021, and $113 million and $114 million for the fourth and third quarters of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,195	$6,493	$1,451	$2,186	$1,000	$65
Noninterest income
Fees and commissions:
Card income	1,583	1,317	22	185	59	—
Service charges	1,928	935	18	890	83	2
Investment and brokerage services	4,236	81	3,683	9	470	(7)
Investment banking fees	2,168	—	82	1,297	844	(55)
Total fees and commissions	9,915	2,333	3,805	2,381	1,456	(60)
Market making and similar activities	2,005	1	9	40	2,014	(59)
Other income (loss)	(248)	11	45	637	49	(990)
Total noninterest income (loss)	11,672	2,345	3,859	3,058	3,519	(1,109)
Total revenue, net of interest expense	22,867	8,838	5,310	5,244	4,519	(1,044)
Provision for credit losses	(624)	247	(58)	(781)	16	(48)
Noninterest expense	14,440	4,558	3,745	2,534	3,252	351
Income (loss) before income taxes	9,051	4,033	1,623	3,491	1,251	(1,347)
Income tax expense (benefit)	1,360	988	398	942	325	(1,293)
Net income	$7,691	$3,045	$1,225	$2,549	$926	$(54)

Average
Total loans and leases	$920,509	$281,380	$199,664	$324,736	$97,148	$17,581
Total assets (1)	3,076,452	1,076,236	386,346	621,699	804,938	187,233
Total deposits	1,942,705	1,000,765	339,357	534,166	54,650	13,767
Quarter end
Total loans and leases	$927,736	$280,803	$202,268	$328,893	$98,892	$16,880
Total assets (1)	3,085,446	1,091,431	393,708	623,640	776,929	199,738
Total deposits	1,964,804	1,015,276	345,590	536,476	54,941	12,521

	Second Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,343	$5,973	$1,355	$1,984	$990	$41
Noninterest income
Fees and commissions:
Card income	1,586	1,312	21	180	73	—
Service charges	1,874	851	18	900	103	2
Investment and brokerage services	4,123	78	3,536	40	474	(5)
Investment banking fees	2,122	—	88	1,173	959	(98)
Total fees and commissions	9,705	2,241	3,663	2,293	1,609	(101)
Market making and similar activities	1,826	—	11	28	1,964	(177)
Other income (loss)	(298)	(28)	36	785	157	(1,248)
Total noninterest income (loss)	11,233	2,213	3,710	3,106	3,730	(1,526)
Total revenue, net of interest expense	21,576	8,186	5,065	5,090	4,720	(1,485)
Provision for credit losses	(1,621)	(697)	(62)	(831)	22	(53)
Noninterest expense	15,045	4,859	3,813	2,599	3,471	303
Income (loss) before income taxes	8,152	4,024	1,314	3,322	1,227	(1,735)
Income tax expense (benefit)	(1,072)	986	322	897	319	(3,596)
Net income	$9,224	$3,038	$992	$2,425	$908	$1,861

Average
Total loans and leases	$907,900	$281,767	$193,988	$325,110	$87,826	$19,209
Total assets (1)	3,015,113	1,054,516	380,315	595,498	797,558	187,226
Total deposits	1,888,834	979,072	333,487	506,618	55,584	14,073
Quarter end
Total loans and leases	$918,928	$282,900	$198,361	$323,256	$96,105	$18,306
Total assets (1)	3,029,894	1,063,650	378,220	607,969	773,714	206,341
Total deposits	1,909,142	987,655	330,624	520,026	57,297	13,540

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,243	$5,890	$1,237	$2,028	$1,108	$(20)
Noninterest income
Fees and commissions:
Card income	1,568	1,220	21	156	170	1
Service charges	1,817	837	17	846	108	9
Investment and brokerage services	3,623	68	3,105	14	439	(3)
Investment banking fees	1,769	—	93	970	738	(32)
Total fees and commissions	8,777	2,125	3,236	1,986	1,455	(25)
Market making and similar activities	1,689	—	14	16	1,725	(66)
Other income (loss)	(259)	24	59	487	(5)	(824)
Total noninterest income (loss)	10,207	2,149	3,309	2,489	3,175	(915)
Total revenue, net of interest expense	20,450	8,039	4,546	4,517	4,283	(935)
Provision for credit losses	1,389	479	24	883	21	(18)
Noninterest expense	14,401	4,842	3,533	2,365	3,102	559
Income (loss) before income taxes	4,660	2,718	989	1,269	1,160	(1,476)
Income tax expense (benefit)	(221)	666	242	343	302	(1,774)
Net income	$4,881	$2,052	$747	$926	$858	$298

Average
Total loans and leases	$974,018	$318,751	$185,587	$373,118	$72,319	$24,243
Total assets (1)	2,739,684	936,112	333,794	557,889	680,983	230,906
Total deposits	1,695,488	860,999	291,845	471,288	56,475	14,881
Quarter end
Total loans and leases	$955,172	$312,447	$187,211	$356,919	$75,475	$23,120
Total assets (1)	2,738,452	947,513	337,576	553,776	676,242	223,345
Total deposits	1,702,880	872,022	295,893	465,399	56,727	12,839

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$31,846	$18,386	$4,137	$6,150	$2,980	$193
Noninterest income
Fees and commissions:
Card income	4,604	3,818	62	515	208	1
Service charges	5,594	2,617	54	2,637	280	6
Investment and brokerage services	12,422	236	10,610	90	1,504	(18)
Investment banking fees	6,536	—	305	3,642	2,784	(195)
Total fees and commissions	29,156	6,671	11,031	6,884	4,776	(206)
Market making and similar activities	7,360	1	31	99	7,448	(219)
Other income (loss)	(987)	35	147	1,834	233	(3,236)
Total noninterest income (loss)	35,529	6,707	11,209	8,817	12,457	(3,661)
Total revenue, net of interest expense	67,375	25,093	15,346	14,967	15,437	(3,468)
Provision for credit losses	(4,105)	(1,067)	(185)	(2,738)	33	(148)
Noninterest expense	45,000	14,548	11,425	7,915	10,150	962
Income (loss) before income taxes	26,480	11,612	4,106	9,790	5,254	(4,282)
Income tax expense (benefit)	1,515	2,845	1,006	2,643	1,366	(6,345)
Net income	$24,965	$8,767	$3,100	$7,147	$3,888	$2,063

Average
Total loans and leases	$912,091	$284,644	$194,090	$326,632	$87,535	$19,190
Total assets (1)	2,990,984	1,043,787	379,802	597,947	775,552	193,896
Total deposits	1,879,597	968,272	333,119	509,445	54,699	14,062
Period end
Total loans and leases	$927,736	$280,803	$202,268	$328,893	$98,892	$16,880
Total assets (1)	3,085,446	1,091,431	393,708	623,640	776,929	199,738
Total deposits	1,964,804	1,015,276	345,590	536,476	54,941	12,521

	Nine Months Ended September 30, 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$33,493	$18,743	$4,186	$7,003	$3,558	$3
Noninterest income
Fees and commissions:
Card income	4,089	3,384	56	347	301	1
Service charges	5,282	2,538	49	2,379	290	26
Investment and brokerage services	10,803	204	9,081	45	1,487	(14)
Investment banking fees	5,316	—	292	2,912	2,280	(168)
Total fees and commissions	25,490	6,126	9,478	5,683	4,358	(155)
Market making and similar activities	6,983	2	52	88	7,059	(218)
Other income (loss)	(151)	149	191	1,434	(116)	(1,809)
Total noninterest income (loss)	32,322	6,277	9,721	7,205	11,301	(2,182)
Total revenue, net of interest expense	65,815	25,020	13,907	14,208	14,859	(2,179)
Provision for credit losses	11,267	5,761	349	4,849	233	75
Noninterest expense	41,286	14,074	10,596	6,910	8,598	1,108
Income (loss) before income taxes	13,262	5,185	2,962	2,449	6,028	(3,362)
Income tax expense (benefit)	838	1,270	726	661	1,567	(3,386)
Net income	$12,424	$3,915	$2,236	$1,788	$4,461	$24

Average
Total loans and leases	$998,473	$319,084	$182,138	$394,331	$72,702	$30,218
Total assets (1)	2,646,607	877,866	321,565	534,061	685,685	227,430
Total deposits	1,598,031	803,002	280,828	449,273	45,002	19,926
Period end
Total loans and leases	$955,172	$312,447	$187,211	$356,919	$75,475	$23,120
Total assets (1)	2,738,452	947,513	337,576	553,776	676,242	223,345
Total deposits	1,702,880	872,022	295,893	465,399	56,727	12,839

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net interest income	$18,386	$18,743	$6,493	$5,973	$5,920	$5,955	$5,890
Noninterest income:
Card income	3,818	3,384	1,317	1,312	1,189	1,289	1,220
Service charges	2,617	2,538	935	851	831	879	837
All other income	272	355	93	50	129	119	92
Total noninterest income	6,707	6,277	2,345	2,213	2,149	2,287	2,149
Total revenue, net of interest expense	25,093	25,020	8,838	8,186	8,069	8,242	8,039

Provision for credit losses	(1,067)	5,761	247	(697)	(617)	4	479

Noninterest expense	14,548	14,074	4,558	4,859	5,131	4,809	4,842
Income before income taxes	11,612	5,185	4,033	4,024	3,555	3,429	2,718
Income tax expense	2,845	1,270	988	986	871	840	666
Net income	$8,767	$3,915	$3,045	$3,038	$2,684	$2,589	$2,052

Net interest yield	2.45%	2.98%	2.49%	2.37%	2.51%	2.58%	2.61%
Return on average allocated capital (1)	30	14	31	32	28	27	21
Efficiency ratio	57.97	56.25	51.56	59.36	63.59	58.34	60.24

Balance Sheet
Average
Total loans and leases	$284,644	$319,084	$281,380	$281,767	$290,891	$305,146	$318,751
Total earning assets (2)	1,001,590	838,792	1,034,471	1,012,335	957,112	918,086	896,867
Total assets (2)	1,043,787	877,866	1,076,236	1,054,516	999,769	960,376	936,112
Total deposits	968,272	803,002	1,000,765	979,072	924,137	885,210	860,999
Allocated capital (1)	38,500	38,500	38,500	38,500	38,500	38,500	38,500

Period end
Total loans and leases	$280,803	$312,447	$280,803	$282,900	$282,935	$299,934	$312,447
Total earning assets (2)	1,050,331	906,994	1,050,331	1,022,092	1,004,896	945,343	906,994
Total assets (2)	1,091,431	947,513	1,091,431	1,063,650	1,047,413	988,580	947,513
Total deposits	1,015,276	872,022	1,015,276	987,655	971,709	912,652	872,022

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Average deposit balances
Checking	$542,525	$440,507	$561,629	$550,009	$515,430	$492,332	$479,963
Savings	69,220	54,945	70,799	70,945	65,863	62,070	59,817
MMS	318,849	262,927	331,924	320,594	303,719	289,682	277,896
CDs and IRAs	33,921	41,715	32,578	33,728	35,488	37,674	40,163
Other	3,757	2,908	3,835	3,796	3,637	3,452	3,160
Total average deposit balances	$968,272	$803,002	$1,000,765	$979,072	$924,137	$885,210	$860,999

Deposit spreads (excludes noninterest costs)
Checking	1.97%	2.14%	1.95%	1.97%	1.99%	2.02%	2.07%
Savings	2.25	2.40	2.23	2.26	2.28	2.31	2.35
MMS	1.29	1.81	1.26	1.29	1.32	1.52	1.59
CDs and IRAs	0.41	0.98	0.34	0.41	0.48	0.58	0.72
Other	0.27	1.21	0.24	0.27	0.31	0.34	0.60
Total deposit spreads	1.70	1.98	1.68	1.71	1.73	1.81	1.87

Consumer investment assets	$353,280	$266,733	$353,280	$345,809	$324,479	$306,104	$266,733

Active digital banking users (in thousands) (1)	40,911	39,267	40,911	40,512	40,286	39,315	39,267
Active mobile banking users (in thousands) (2)	32,455	30,601	32,455	31,796	31,487	30,783	30,601
Financial centers	4,215	4,309	4,215	4,296	4,324	4,312	4,309
ATMs	16,513	16,962	16,513	16,795	16,905	16,904	16,962

Total credit card (3)
Loans
Average credit card outstandings	$74,383	$87,302	$75,569	$73,399	$74,165	$78,210	$81,309
Ending credit card outstandings	76,869	79,834	76,869	75,599	72,786	78,708	79,834
Credit quality
Net charge-offs	$1,443	$1,944	$321	$488	$634	$405	$509
	2.59%	2.97%	1.69%	2.67%	3.47%	2.06%	2.49%
30+ delinquency	$934	$1,270	$934	$976	$1,317	$1,689	$1,270
	1.21%	1.59%	1.21%	1.29%	1.81%	2.15%	1.59%
90+ delinquency	$450	$545	$450	$533	$755	$903	$545
	0.58%	0.68%	0.58%	0.71%	1.04%	1.15%	0.68%
Other total credit card indicators (3)
Gross interest yield	10.24%	10.21%	10.10%	10.10%	10.52%	10.49%	10.16%
Risk-adjusted margin	9.93	8.66	10.70	9.76	9.29	10.84	9.66
New accounts (in thousands)	2,654	1,991	1,049	931	674	514	487
Purchase volumes	$223,900	$182,133	$80,925	$78,384	$64,591	$69,466	$64,060

Debit card data
Purchase volumes	$349,492	$280,222	$119,680	$121,905	$107,907	$104,280	$102,004

Loan production (4)
Consumer Banking:
First mortgage	$33,194	$35,228	$12,510	$11,502	$9,182	$7,969	$7,298
Home equity	2,579	6,555	1,262	907	410	375	738
Total (5):
First mortgage	$56,731	$55,422	$21,232	$20,266	$15,233	$13,664	$13,360
Home equity	3,192	7,691	1,523	1,166	503	469	984

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2021			Second Quarter 2021
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,493	$3,731	$2,762	$5,973	$3,480	$2,493
Noninterest income:
Card income	1,317	(7)	1,324	1,312	(7)	1,319
Service charges	935	935	—	851	850	1
All other income	93	56	37	50	22	28
Total noninterest income	2,345	984	1,361	2,213	865	1,348
Total revenue, net of interest expense	8,838	4,715	4,123	8,186	4,345	3,841

Provision for credit losses	247	53	194	(697)	47	(744)

Noninterest expense	4,558	2,725	1,833	4,859	2,855	2,004
Income before income taxes	4,033	1,937	2,096	4,024	1,443	2,581
Income tax expense	988	474	514	986	354	632
Net income	$3,045	$1,463	$1,582	$3,038	$1,089	$1,949

Net interest yield	2.49%	1.49%	3.95%	2.37%	1.44%	3.60%
Return on average allocated capital (1)	31	48	24	32	36	30
Efficiency ratio	51.56	57.75	44.48	59.36	65.73	52.16

Balance Sheet
Average
Total loans and leases	$281,380	$4,387	$276,993	$281,767	$4,447	$277,320
Total earning assets (2)	1,034,471	991,186	277,491	1,012,335	968,492	277,742
Total assets (2)	1,076,236	1,026,811	283,631	1,054,516	1,005,237	283,178
Total deposits	1,000,765	993,624	7,141	979,072	972,016	7,056
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$280,803	$4,345	$276,458	$282,900	$4,410	$278,490
Total earning assets (2)	1,050,331	1,006,593	277,056	1,022,092	978,402	278,850
Total assets (2)	1,091,431	1,041,487	283,262	1,063,650	1,013,887	284,923
Total deposits	1,015,276	1,008,051	7,225	987,655	980,486	7,169

				Third Quarter 2020
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$5,890	$3,245	$2,645
Noninterest income:
Card income				1,220	(4)	1,224
Service charges				837	837	—
All other income				92	84	8
Total noninterest income				2,149	917	1,232
Total revenue, net of interest expense				8,039	4,162	3,877

Provision for credit losses				479	59	420

Noninterest expense				4,842	2,937	1,905
Income before income taxes				2,718	1,166	1,552
Income tax expense				666	286	380
Net income				$2,052	$880	$1,172

Net interest yield				2.61%	1.52%	3.35%
Return on average allocated capital (1)				21	29	18
Efficiency ratio				60.24	70.60	49.13

Balance Sheet
Average
Total loans and leases				$318,751	$5,046	$313,705
Total earning assets (2)				896,867	849,190	314,079
Total assets (2)				936,112	886,406	316,107
Total deposits				860,999	853,452	7,547
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$312,447	$4,909	$307,538
Total earning assets (2)				906,994	859,659	307,985
Total assets (2)				947,513	897,182	310,981
Total deposits				872,022	864,100	7,922

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.
Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30
	2021			2020
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$18,386	$10,489	$7,897	$18,743	$10,491	$8,252
Noninterest income:
Card income	3,818	(19)	3,837	3,384	(15)	3,399
Service charges	2,617	2,615	2	2,538	2,537	1
All other income	272	151	121	355	244	111
Total noninterest income	6,707	2,747	3,960	6,277	2,766	3,511
Total revenue, net of interest expense	25,093	13,236	11,857	25,020	13,257	11,763

Provision for credit losses	(1,067)	174	(1,241)	5,761	328	5,433

Noninterest expense	14,548	8,789	5,759	14,074	8,532	5,542
Income before income taxes	11,612	4,273	7,339	5,185	4,397	788
Income tax expense	2,845	1,047	1,798	1,270	1,077	193
Net income	$8,767	$3,226	$5,541	$3,915	$3,320	$595

Net interest yield	2.45%	1.46%	3.76%	2.98%	1.76%	3.51%
Return on average allocated capital (1)	30	36	28	14	37	3
Efficiency ratio	57.97	66.40	48.57	56.25	64.36	47.11

Balance Sheet
Average
Total loans and leases	$284,644	$4,479	$280,165	$319,084	$5,264	$313,820
Total earning assets (2)	1,001,590	957,561	280,617	838,792	794,371	314,275
Total assets (2)	1,043,787	994,562	285,813	877,866	829,505	318,214
Total deposits	968,272	961,266	7,006	803,002	796,591	6,411
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$280,803	$4,345	$276,458	$312,447	$4,909	$307,538
Total earning assets (2)	1,050,331	1,006,593	277,056	906,994	859,659	307,985
Total assets (2)	1,091,431	1,041,487	283,262	947,513	897,182	310,981
Total deposits	1,015,276	1,008,051	7,225	872,022	864,100	7,922

For footnotes, see page 16.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net interest income	$4,137	$4,186	$1,451	$1,355	$1,331	$1,282	$1,237
Noninterest income:
Investment and brokerage services	10,610	9,081	3,683	3,536	3,391	3,189	3,105
All other income	599	640	176	174	249	206	204
Total noninterest income	11,209	9,721	3,859	3,710	3,640	3,395	3,309
Total revenue, net of interest expense	15,346	13,907	5,310	5,065	4,971	4,677	4,546

Provision for credit losses	(185)	349	(58)	(62)	(65)	8	24

Noninterest expense	11,425	10,596	3,745	3,813	3,867	3,564	3,533
Income before income taxes	4,106	2,962	1,623	1,314	1,169	1,105	989
Income tax expense	1,006	726	398	322	286	271	242
Net income	$3,100	$2,236	$1,225	$992	$883	$834	$747

Net interest yield	1.51%	1.81%	1.54%	1.48%	1.50%	1.52%	1.53%
Return on average allocated capital (1)	25	20	30	24	22	22	20
Efficiency ratio	74.45	76.19	70.51	75.29	77.79	76.19	77.70

Balance Sheet
Average
Total loans and leases	$194,090	$182,138	$199,664	$193,988	$188,495	$187,167	$185,587
Total earning assets (2)	367,239	309,240	373,691	367,778	360,099	336,165	321,410
Total assets (2)	379,802	321,565	386,346	380,315	372,594	348,693	333,794
Total deposits	333,119	280,828	339,357	333,487	326,370	305,870	291,845
Allocated capital (1)	16,500	15,000	16,500	16,500	16,500	15,000	15,000

Period end
Total loans and leases	$202,268	$187,211	$202,268	$198,361	$190,060	$188,562	$187,211
Total earning assets (2)	380,857	324,889	380,857	365,496	365,853	356,873	324,889
Total assets (2)	393,708	337,576	393,708	378,220	378,654	369,736	337,576
Total deposits	345,590	295,893	345,590	330,624	333,254	322,157	295,893

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Revenue by Business
Merrill Lynch Global Wealth Management	$12,916	$11,446	$4,471	$4,260	$4,185	$3,846	$3,748
Bank of America Private Bank	2,430	2,461	839	805	786	831	798
Total revenue, net of interest expense	$15,346	$13,907	$5,310	$5,065	$4,971	$4,677	$4,546

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$3,108,358	$2,570,252	$3,108,358	$3,073,252	$2,922,770	$2,808,340	$2,570,252
Bank of America Private Bank	584,475	496,369	584,475	579,562	557,569	541,464	496,369
Total client balances	$3,692,833	$3,066,621	$3,692,833	$3,652,814	$3,480,339	$3,349,804	$3,066,621

Client Balances by Type, at period end
Assets under management (1)	$1,578,630	$1,286,145	$1,578,630	$1,549,069	$1,467,487	$1,408,465	$1,286,145
Brokerage and other assets	1,612,472	1,344,538	1,612,472	1,619,246	1,535,424	1,479,614	1,344,538
Deposits	345,590	295,893	345,590	330,624	333,254	322,157	295,893
Loans and leases (2)	205,055	189,952	205,055	201,154	192,725	191,124	189,952
Less: Managed deposits in assets under management	(48,914)	(49,907)	(48,914)	(47,279)	(48,551)	(51,556)	(49,907)
Total client balances	$3,692,833	$3,066,621	$3,692,833	$3,652,814	$3,480,339	$3,349,804	$3,066,621

Assets Under Management Rollforward
Assets under management, beginning balance	$1,408,465	$1,275,555	$1,549,069	$1,467,487	$1,408,465	$1,286,145	$1,219,748
Net client flows	44,698	11,993	14,776	11,714	18,208	7,603	1,385
Market valuation/other	125,467	(1,403)	14,785	69,868	40,814	114,717	65,012
Total assets under management, ending balance	$1,578,630	$1,286,145	$1,578,630	$1,549,069	$1,467,487	$1,408,465	$1,286,145

Advisors, at period end
Total wealth advisors (3)	18,855	20,487	18,855	19,385	19,808	20,103	20,487

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net interest income	$6,150	$7,003	$2,186	$1,984	$1,980	$2,010	$2,028
Noninterest income:
Service charges	2,637	2,379	890	900	847	859	846
Investment banking fees	3,642	2,912	1,297	1,173	1,172	1,098	970
All other income	2,538	1,914	871	1,033	634	812	673
Total noninterest income	8,817	7,205	3,058	3,106	2,653	2,769	2,489
Total revenue, net of interest expense	14,967	14,208	5,244	5,090	4,633	4,779	4,517

Provision for credit losses	(2,738)	4,849	(781)	(831)	(1,126)	48	883

Noninterest expense	7,915	6,910	2,534	2,599	2,782	2,433	2,365
Income before income taxes	9,790	2,449	3,491	3,322	2,977	2,298	1,269
Income tax expense	2,643	661	942	897	804	621	343
Net income	$7,147	$1,788	$2,549	$2,425	$2,173	$1,677	$926

Net interest yield	1.53%	1.96%	1.55%	1.49%	1.56%	1.57%	1.61%
Return on average allocated capital (1)	22	6	24	23	21	16	9
Efficiency ratio	52.88	48.63	48.31	51.07	60.04	50.90	52.36

Balance Sheet
Average
Total loans and leases	$326,632	$394,331	$324,736	$325,110	$330,107	$346,323	$373,118
Total earning assets (2)	537,037	477,606	560,181	534,562	515,880	509,759	501,572
Total assets (2)	597,947	534,061	621,699	595,498	576,145	566,845	557,889
Total deposits	509,445	449,273	534,166	506,618	487,034	478,269	471,288
Allocated capital (1)	42,500	42,500	42,500	42,500	42,500	42,500	42,500

Period end
Total loans and leases	$328,893	$356,919	$328,893	$323,256	$325,996	$339,649	$356,919
Total earning assets (2)	561,239	496,825	561,239	547,278	533,852	522,650	496,825
Total assets (2)	623,640	553,776	623,640	607,969	594,235	580,561	553,776
Total deposits	536,476	465,399	536,476	520,026	506,012	493,748	465,399

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Investment Banking fees (1)
Advisory (2)	$1,341	$948	$608	$376	$357	$510	$356
Debt issuance	1,306	1,247	401	482	423	308	320
Equity issuance	995	717	288	315	392	280	294
Total Investment Banking fees (3)	$3,642	$2,912	$1,297	$1,173	$1,172	$1,098	$970

Business Lending
Corporate	$2,529	$2,658	$886	$989	$654	$894	$791
Commercial	2,689	2,815	924	867	898	928	953
Business Banking	166	207	55	56	55	54	59
Total Business Lending revenue	$5,384	$5,680	$1,865	$1,912	$1,607	$1,876	$1,803

Global Transaction Services
Corporate	$2,245	$2,314	$821	$734	$690	$672	$658
Commercial	2,334	2,432	819	771	744	737	745
Business Banking	653	682	227	215	211	211	209
Total Global Transaction Services revenue	$5,232	$5,428	$1,867	$1,720	$1,645	$1,620	$1,612

Average deposit balances
Interest-bearing	$164,420	$213,142	$165,669	$162,947	$164,633	$169,637	$190,417
Noninterest-bearing	345,025	236,131	368,497	343,671	322,401	308,632	280,871
Total average deposits	$509,445	$449,273	$534,166	$506,618	$487,034	$478,269	$471,288

Loan spread	1.59%	1.43%	1.60%	1.57%	1.60%	1.58%	1.52%

Provision for credit losses	$(2,738)	$4,849	$(781)	$(831)	$(1,126)	$48	$883

Credit quality (4, 5)
Reservable criticized utilized exposure	$20,894	$30,803	$20,894	$25,158	$29,954	$34,001	$30,803
	5.99%	8.18%	5.99%	7.33%	8.66%	9.45%	8.18%

Nonperforming loans, leases and foreclosed properties	$1,504	$1,935	$1,504	$1,651	$1,812	$1,979	$1,935
	0.46%	0.55%	0.46%	0.52%	0.56%	0.59%	0.55%

Average loans and leases by product
U.S. commercial	$189,444	$230,514	$187,047	$188,716	$192,628	$200,670	$218,063
Non-U.S. commercial	71,037	91,046	71,859	70,666	70,573	76,634	83,950
Commercial real estate	49,564	53,515	49,868	49,139	49,685	51,254	52,607
Commercial lease financing	16,585	19,255	15,961	16,588	17,221	17,765	18,498
Other	2	1	1	1	—	—	—
Total average loans and leases	$326,632	$394,331	$324,736	$325,110	$330,107	$346,323	$373,118

Total Corporation Investment Banking fees
Advisory (2)	$1,461	$1,072	$654	$407	$400	$549	$397
Debt issuance	3,031	2,725	933	1,110	988	718	740
Equity issuance	2,239	1,687	637	702	900	641	664
Total investment banking fees including self-led deals	6,731	5,484	2,224	2,219	2,288	1,908	1,801
Self-led deals	(195)	(168)	(56)	(97)	(42)	(44)	(32)
Total Investment Banking fees	$6,536	$5,316	$2,168	$2,122	$2,246	$1,864	$1,769

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net interest income	$2,980	$3,558	$1,000	$990	$990	$1,088	$1,108
Noninterest income:
Investment and brokerage services	1,504	1,487	470	474	560	487	439
Investment banking fees	2,784	2,280	844	959	981	712	738
Market making and similar activities	7,448	7,059	2,014	1,964	3,470	1,413	1,725
All other income	721	475	191	333	197	207	273
Total noninterest income	12,457	11,301	3,519	3,730	5,208	2,819	3,175
Total revenue, net of interest expense (1)	15,437	14,859	4,519	4,720	6,198	3,907	4,283

Provision for credit losses	33	233	16	22	(5)	18	21

Noninterest expense	10,150	8,598	3,252	3,471	3,427	2,820	3,102
Income before income taxes	5,254	6,028	1,251	1,227	2,776	1,069	1,160
Income tax expense	1,366	1,567	325	319	722	278	302
Net income	$3,888	$4,461	$926	$908	$2,054	$791	$858

Return on average allocated capital (2)	14%	17%	10%	10%	22%	9%	9%
Efficiency ratio	65.75	57.86	71.94	73.55	55.29	72.18	72.42

Balance Sheet
Average
Total trading-related assets	$544,343	$485,142	$563,715	$566,842	$501,789	$476,607	$485,314
Total loans and leases	87,535	72,702	97,148	87,826	77,415	74,133	72,319
Total earning assets	528,113	485,448	557,333	531,000	495,324	472,410	476,182
Total assets	775,552	685,685	804,938	797,558	723,264	683,146	680,983
Total deposits	54,699	45,002	54,650	55,584	53,852	54,539	56,475
Allocated capital (2)	38,000	36,000	38,000	38,000	38,000	36,000	36,000

Period end
Total trading-related assets	$536,125	$477,552	$536,125	$542,614	$524,188	$421,698	$477,552
Total loans and leases	98,892	75,475	98,892	96,105	84,247	78,415	75,475
Total earning assets	526,585	461,855	526,585	527,983	496,103	447,350	461,855
Total assets	776,929	676,242	776,929	773,714	745,681	616,609	676,242
Total deposits	54,941	56,727	54,941	57,297	61,450	53,925	56,727

Trading-related assets (average)
Trading account securities	$291,500	$241,753	$304,133	$304,760	$265,181	$248,785	$251,735
Reverse repurchases	111,330	106,968	117,486	116,424	99,886	97,932	100,395
Securities borrowed	97,205	88,734	101,086	101,144	89,253	82,331	86,508
Derivative assets	44,308	47,687	41,010	44,514	47,469	47,559	46,676
Total trading-related assets	$544,343	$485,142	$563,715	$566,842	$501,789	$476,607	$485,314

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$7,188	$7,905	$2,009	$1,937	$3,242	$1,690	$2,019
Equities	5,065	4,105	1,605	1,624	1,836	1,317	1,205
Total sales and trading revenue	$12,253	$12,010	$3,614	$3,561	$5,078	$3,007	$3,224

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$7,241	$7,983	$2,025	$1,965	$3,251	$1,742	$2,126
Equities	5,068	4,104	1,609	1,630	1,829	1,321	1,214
Total sales and trading revenue, excluding net debit valuation adjustment	$12,309	$12,087	$3,634	$3,595	$5,080	$3,063	$3,340

Sales and trading revenue breakdown
Net interest income	$2,733	$3,142	$920	$914	$899	$999	$960
Commissions	1,469	1,456	459	462	548	476	429
Trading	7,447	7,058	2,014	1,963	3,470	1,412	1,725
Other	604	354	221	222	161	120	110
Total sales and trading revenue	$12,253	$12,010	$3,614	$3,561	$5,078	$3,007	$3,224

(1)    Includes Global Banking sales and trading revenue of $412 million and $378 million for the nine months ended September 30, 2021 and 2020, and $138 million, $170 million and $104 million for the third, second and first quarters of 2021, and $101 million and $85 million for the fourth and third quarters of 2020, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(56) million and $(77) million for the nine months ended September 30, 2021 and 2020 and $(20) million, $(34) million, $(2) million, $(56) million and $(116) million for the third, second and first quarters of 2021 and the fourth and third quarters of 2020, respectively. FICC net DVA gains (losses) were $(53) million and $(78) million for the nine months ended September 30, 2021 and 2020, and $(16) million, $(28) million, $(9) million, $(52) million and $(107) million for the third, second and first quarters of 2021 and the fourth and third quarters of 2020, respectively. Equities net DVA gains (losses) were $(3) million and $1 million for the nine months ended September 30, 2021 and 2020, and $(4) million, $(6) million, $7 million, $(4) million and $(9) million for the third, second and first quarters of 2021 and the fourth and third quarters of 2020, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020
Net interest income	$193	$3	$65	$41	$87	$31	$(20)
Noninterest income (loss)	(3,661)	(2,182)	(1,109)	(1,526)	(1,026)	(1,424)	(915)
Total revenue, net of interest expense	(3,468)	(2,179)	(1,044)	(1,485)	(939)	(1,393)	(935)

Provision for credit losses	(148)	75	(48)	(53)	(47)	(25)	(18)

Noninterest expense	962	1,108	351	303	308	301	559
Loss before income taxes	(4,282)	(3,362)	(1,347)	(1,735)	(1,200)	(1,669)	(1,476)
Income tax expense (benefit)	(6,345)	(3,386)	(1,293)	(3,596)	(1,456)	(1,248)	(1,774)
Net income (loss)	$2,063	$24	$(54)	$1,861	$256	$(421)	$298

Balance Sheet
Average
Total loans and leases	$19,190	$30,218	$17,581	$19,209	$20,815	$22,029	$24,243
Total assets (2)	193,896	227,430	187,233	187,226	207,449	232,814	230,906
Total deposits	14,062	19,926	13,767	14,073	14,354	13,251	14,881

Period end
Total loans and leases	$16,880	$23,120	$16,880	$18,306	$19,850	$21,301	$23,120
Total assets (3)	199,738	223,345	199,738	206,341	204,009	264,141	223,345
Total deposits	12,521	12,839	12,521	13,540	12,513	12,998	12,839

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion and $714.2 billion for the nine months ended September 30, 2021 and 2020, $1.1 trillion, $1.1 trillion and $1.0 trillion for the third, second and first quarters of 2021, and $908.7 billion and $828.3 billion for the fourth and third quarters of 2020, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.2 trillion, $1.1 trillion, $1.1 trillion, $977.7 billion and $857.8 billion at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2021	June 30 2021	September 30 2020
Consumer
Residential mortgage	$216,940	$214,324	$232,718
Home equity	29,000	30,469	36,530
Credit card	76,869	75,599	79,834
Direct/Indirect consumer (1)	99,845	96,903	89,914
Other consumer (2)	202	172	140
Total consumer loans excluding loans accounted for under the fair value option	422,856	417,467	439,136
Consumer loans accounted for under the fair value option (3)	616	654	657
Total consumer	423,472	418,121	439,793

Commercial
U.S. commercial	295,927	291,120	293,934
Non-U.S. commercial	102,850	98,150	96,151
Commercial real estate (4)	60,723	59,606	62,454
Commercial lease financing	15,044	15,768	17,413
	474,544	464,644	469,952
U.S. small business commercial (5)	22,770	29,867	38,850
Total commercial loans excluding loans accounted for under the fair value option	497,314	494,511	508,802
Commercial loans accounted for under the fair value option (3)	6,950	6,296	6,577
Total commercial	504,264	500,807	515,379
Total loans and leases	$927,736	$918,928	$955,172

(1)Includes primarily auto and specialty lending loans and leases of $47.2 billion, $46.4 billion and $47.1 billion, U.S. securities-based lending loans of $48.7 billion, $46.4 billion and $39.0 billion and non-U.S. consumer loans of $3.0 billion, $3.0 billion and $2.9 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $241 million, $257 million and $314 million and home equity loans of $375 million, $397 million and $343 million at September 30, 2021, June 30, 2021 and September 30, 2020, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.5 billion, $4.4 billion and $3.4 billion and non-U.S. commercial loans of $2.4 billion, $1.9 billion and $3.2 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(4)Includes U.S. commercial real estate loans of $56.6 billion, $55.8 billion and $58.7 billion and non-U.S. commercial real estate loans of $4.1 billion, $3.8 billion and $3.7 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$215,652	$110,549	$91,015	$1	$—	$14,087
Home equity	30,069	23,627	2,565	—	266	3,611
Credit card	75,569	72,981	2,588	—	—	—
Direct/Indirect and other consumer	98,148	47,059	51,084	—	—	5
Total consumer	419,438	254,216	147,252	1	266	17,703

Commercial
U.S. commercial	323,659	27,151	46,891	187,047	62,329	241
Non-U.S. commercial	101,967	—	1,237	71,859	28,836	35
Commercial real estate	59,881	13	4,284	49,868	5,714	2
Commercial lease financing	15,564	—	—	15,961	3	(400)
Total commercial	501,071	27,164	52,412	324,735	96,882	(122)
Total loans and leases	$920,509	$281,380	$199,664	$324,736	$97,148	$17,581

	Second Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$214,096	$109,652	$89,129	$1	$—	$15,314
Home equity	31,621	24,839	2,670	—	275	3,837
Credit card	73,399	70,900	2,499	—	—	—
Direct/Indirect and other consumer	94,321	46,233	48,085	—	—	3
Total consumer	413,437	251,624	142,383	1	275	19,154

Commercial
U.S. commercial	322,633	30,131	46,253	188,716	57,188	345
Non-U.S. commercial	96,343	—	1,078	70,666	24,490	109
Commercial real estate	59,276	12	4,274	49,139	5,847	4
Commercial lease financing	16,211	—	—	16,588	26	(403)
Total commercial	494,463	30,143	51,605	325,109	87,551	55
Total loans and leases	$907,900	$281,767	$193,988	$325,110	$87,826	$19,209

	Third Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$237,414	$127,546	$89,926	$—	$—	$19,942
Home equity	37,897	30,069	3,128	—	302	4,398
Credit card	81,309	78,915	2,394	—	—	—
Direct/Indirect and other consumer	89,559	48,137	41,420	—	—	2
Total consumer	446,179	284,667	136,868	—	302	24,342

Commercial
U.S. commercial	343,533	34,069	43,401	218,063	47,691	309
Non-U.S. commercial	102,938	—	837	83,950	18,146	5
Commercial real estate	63,262	15	4,480	52,607	6,154	6
Commercial lease financing	18,106	—	1	18,498	26	(419)
Total commercial	527,839	34,084	48,719	373,118	72,017	(99)
Total loans and leases	$974,018	$318,751	$185,587	$373,118	$72,319	$24,243

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2021	June 30 2021	September 30 2020	September 30 2021	June 30 2021	September 30 2020
Asset managers & funds	$84,421	$78,769	$62,780	$132,206	$118,559	$96,279
Real estate (5)	67,946	66,707	71,814	95,019	92,913	94,577
Capital goods	40,568	38,906	42,788	87,078	84,180	83,015
Finance companies	49,982	52,314	43,396	78,113	78,342	66,964
Healthcare equipment and services	30,475	32,112	36,283	59,665	62,851	60,755
Materials	24,650	23,641	25,446	53,988	50,630	51,281
Government & public education	37,469	38,295	43,699	49,731	50,468	56,785
Consumer services	27,936	28,438	32,011	48,638	48,055	48,605
Retailing	22,919	23,388	26,030	47,074	48,318	48,197
Food, beverage and tobacco	21,825	22,569	22,590	44,520	46,276	44,779
Individuals and trusts	28,384	28,785	26,831	38,124	38,329	36,154
Commercial services and supplies	19,270	20,027	22,223	38,300	39,836	39,163
Energy	14,858	13,223	15,426	33,385	31,830	34,505
Utilities	14,477	13,044	12,488	32,977	31,777	29,501
Transportation	21,880	21,842	24,854	32,771	32,210	34,306
Media	12,470	12,318	13,128	26,540	29,157	25,245
Technology hardware and equipment	9,872	9,446	9,318	25,526	25,208	21,963
Software and services	9,565	8,213	9,891	24,560	21,991	19,981
Global commercial banks	18,527	20,143	21,109	20,683	21,791	23,116
Consumer durables and apparel	9,039	8,587	10,053	20,254	19,731	20,972
Telecommunication services	8,438	8,983	7,063	19,074	18,456	13,441
Pharmaceuticals and biotechnology	4,537	4,934	4,756	17,675	16,099	15,128
Automobiles and components	9,106	9,340	11,833	16,969	17,022	19,201
Vehicle dealers	9,295	10,821	14,598	15,260	14,852	18,457
Insurance	4,978	5,123	6,163	13,382	13,759	13,757
Food and staples retailing	5,323	5,354	5,166	11,425	10,716	10,455
Financial markets infrastructure (clearinghouses)	3,680	3,666	4,587	5,905	5,779	7,216
Religious and social organizations	3,477	4,042	4,871	5,414	5,828	6,763
Total commercial credit exposure by industry	$615,367	$613,030	$631,195	$1,094,256	$1,074,963	$1,040,561

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $31.2 billion, $32.3 billion and $41.3 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $40.3 billion, $37.1 billion and $35.0 billion, which consists primarily of other marketable securities, at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(2)Total utilized and total committed exposure includes loans of $6.9 billion, $6.1 billion and $6.6 billion and issued letters of credit with a notional amount of $86 million, $80 million and $121 million accounted for under the fair value option at September 30, 2021, June 30, 2021 and September 30, 2020, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.9 billion, $5.2 billion and $3.2 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $8.4 billion, $15.7 billion and $24.7 billion of PPP loan exposure across impacted industries at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
Residential mortgage	$2,296	$2,343	$2,366	$2,005	$1,675
Home equity	676	651	669	649	640
Direct/Indirect consumer	45	50	56	71	42
Total consumer	3,017	3,044	3,091	2,725	2,357
U.S. commercial	909	1,060	1,228	1,243	1,351
Non-U.S. commercial	272	275	342	418	338
Commercial real estate	414	404	354	404	414
Commercial lease financing	70	81	80	87	14
	1,665	1,820	2,004	2,152	2,117
U.S. small business commercial	32	43	67	75	76
Total commercial	1,697	1,863	2,071	2,227	2,193
Total nonperforming loans and leases	4,714	4,907	5,162	4,952	4,550
Foreclosed properties (1)	117	124	137	164	180
Total nonperforming loans, leases and foreclosed properties (2, 3)	$4,831	$5,031	$5,299	$5,116	$4,730

Fully-insured home loans past due 30 days or more and still accruing	$930	$997	$1,030	$1,090	$1,213
Consumer credit card past due 30 days or more and still accruing	934	976	1,317	1,689	1,270
Other loans past due 30 days or more and still accruing	2,583	2,699	3,506	3,398	3,322
Total loans past due 30 days or more and still accruing (4, 5)	$4,447	$4,672	$5,853	$6,177	$5,805

Fully-insured home loans past due 90 days or more and still accruing	$648	$687	$728	$762	$837
Consumer credit card past due 90 days or more and still accruing	450	533	755	903	546
Other loans past due 90 days or more and still accruing	232	299	309	417	365
Total loans past due 90 days or more and still accruing (4, 5)	$1,330	$1,519	$1,792	$2,082	$1,748

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.16%	0.17%	0.18%	0.18%	0.17%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.52	0.55	0.59	0.56	0.50
Nonperforming loans and leases/Total loans and leases (6)	0.51	0.54	0.58	0.54	0.48

Commercial reservable criticized utilized exposure (7)	$24,142	$28,878	$34,283	$38,666	$35,710
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	4.53%	5.45%	6.59%	7.31%	6.55%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	4.55	5.37	6.41	7.22	6.34

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $55 million, $66 million, $87 million, $119 million and $131 million at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $279 million, $348 million, $384 million, $359 million and $184 million and nonperforming loans accounted for under the fair value option of $13 million, $13 million, $12 million, $11 million and $9 million at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $222 million, $159 million, $75 million, $38 million and $93 million at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and loans held-for-sale past due 90 days or more and still accruing of $9 million, $70 million, $18 million, $32 million and $41 million at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively. At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, there were $9 million, $74 million, $12 million, $15 million and $119 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.6 billion, $7.0 billion, $7.0 billion, $6.7 billion and $7.2 billion at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$3,044	$3,091	$2,725	$2,357	$2,191
Additions	353	431	851	860	587
Reductions:
Paydowns and payoffs	(163)	(160)	(123)	(137)	(113)
Sales	(1)	(1)	(1)	(7)	—
Returns to performing status (2)	(201)	(291)	(347)	(325)	(291)
Charge-offs (3)	(12)	(25)	(12)	(16)	(13)
Transfers to foreclosed properties	(3)	(1)	(2)	(7)	(4)
Total net additions (reductions) to nonperforming loans and leases	(27)	(47)	366	368	166
Total nonperforming consumer loans and leases, end of period	3,017	3,044	3,091	2,725	2,357
Foreclosed properties	87	93	101	123	135
Nonperforming consumer loans, leases and foreclosed properties, end of period	$3,104	$3,137	$3,192	$2,848	$2,492

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,863	$2,071	$2,227	$2,193	$2,202
Additions	275	503	472	1,192	656
Reductions:
Paydowns	(297)	(264)	(312)	(397)	(216)
Sales	(29)	(77)	(22)	(274)	(50)
Return to performing status (5)	(82)	(59)	(28)	(127)	(21)
Charge-offs	(33)	(108)	(78)	(313)	(367)
Transfers to foreclosed properties	—	—	—	(2)	—
Transfers to loans held-for-sale	—	(203)	(188)	(45)	(11)
Total net additions (reductions) to nonperforming loans and leases	(166)	(208)	(156)	34	(9)
Total nonperforming commercial loans and leases, end of period	1,697	1,863	2,071	2,227	2,193
Foreclosed properties	30	31	36	41	45
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,727	$1,894	$2,107	$2,268	$2,238

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Third Quarter 2021		Second Quarter 2021		First Quarter 2021		Fourth Quarter 2020		Third Quarter 2020
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(7)	(0.01)%	$(6)	(0.01)%	$(4)	(0.01)%	$(3)	—%	$(6)	(0.01)%
Home equity	(34)	(0.46)	(24)	(0.31)	(35)	(0.42)	(28)	(0.31)	(20)	(0.21)
Credit card	321	1.69	488	2.67	634	3.47	405	2.06	509	2.49
Direct/Indirect consumer	(18)	(0.07)	(9)	(0.04)	31	0.14	38	0.17	18	0.08
Other consumer	67	n/m	64	n/m	67	n/m	70	n/m	63	n/m
Total consumer	329	0.31	513	0.50	693	0.67	482	0.44	564	0.50
U.S. commercial	15	0.02	(31)	(0.04)	12	0.02	182	0.25	154	0.20
Non-U.S. commercial	1	—	14	0.06	26	0.12	65	0.28	57	0.23
Total commercial and industrial	16	0.02	(17)	(0.02)	38	0.04	247	0.26	211	0.21
Commercial real estate	—	—	17	0.11	11	0.07	101	0.66	106	0.66
Commercial lease financing	(1)	—	—	—	—	—	(1)	(0.03)	24	0.53
	15	0.01	—	—	49	0.04	347	0.30	341	0.28
U.S. small business commercial	119	1.76	82	0.98	81	0.89	52	0.53	67	0.69
Total commercial	134	0.11	82	0.07	130	0.11	399	0.32	408	0.31
Total net charge-offs	$463	0.20	$595	0.27	$823	0.37	$881	0.38	$972	0.40

By Business Segment and All Other
Consumer Banking	$489	0.69%	$625	0.89%	$810	1.13%	$563	0.73%	$658	0.82%
Global Wealth & Investment Management	7	0.01	—	—	13	0.03	9	0.02	(6)	(0.01)
Global Banking	8	0.01	3	—	36	0.05	314	0.37	328	0.36
Global Markets	—	—	—	—	3	0.01	24	0.13	17	0.10
All Other	(41)	(0.92)	(33)	(0.70)	(39)	(0.78)	(29)	(0.53)	(25)	(0.40)
Total net charge-offs	$463	0.20	$595	0.27	$823	0.37	$881	0.38	$972	0.40

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Nine Months Ended September 30
	2021		2020
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(17)	(0.01)%	$(27)	(0.02)%
Home equity	(93)	(0.40)	(45)	(0.16)
Credit card	1,443	2.59	1,944	2.97
Direct/Indirect consumer	4	0.01	84	0.13
Other consumer	198	n/m	214	n/m
Total consumer	1,535	0.49	2,170	0.64
U.S. commercial	(4)	—	536	0.23
Non-U.S. commercial	41	0.06	90	0.11
Total commercial and industrial	37	0.01	626	0.20
Commercial real estate	28	0.06	169	0.35
Commercial lease financing	(1)	—	60	0.43
	64	0.02	855	0.23
U.S. small business commercial	282	1.16	215	1.01
Total commercial	346	0.09	1,070	0.27
Total net charge-offs	$1,881	0.28	$3,240	0.44

By Business Segment and All Other
Consumer Banking	$1,924	0.90%	$2,464	1.03%
Global Wealth & Investment Management	20	0.01	12	0.01
Global Banking	47	0.02	818	0.28
Global Markets	3	—	24	0.05
All Other	(113)	(0.80)	(78)	(0.35)
Total net charge-offs	$1,881	0.28	$3,240	0.44

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2021		June 30, 2021		September 30, 2020
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$353	0.16%	$394	0.18%	$457	0.20%
Home equity	202	0.70	203	0.67	398	1.09
Credit card	6,055	7.88	6,234	8.25	8,972	11.24
Direct/Indirect consumer	541	0.54	555	0.57	800	0.89
Other consumer	43	n/m	46	n/m	64	n/m
Total consumer	7,194	1.70	7,432	1.78	10,691	2.43
U.S. commercial (3)	3,235	1.02	3,529	1.10	5,163	1.55
Non-U.S. commercial	1,032	1.00	1,091	1.11	1,353	1.41
Commercial real estate	1,621	2.67	1,956	3.28	2,283	3.66
Commercial lease financing	73	0.48	87	0.55	106	0.60
Total commercial	5,961	1.20	6,663	1.35	8,905	1.75
Allowance for loan and lease losses	13,155	1.43	14,095	1.55	19,596	2.07
Reserve for unfunded lending commitments	1,538		1,687		1,910
Allowance for credit losses	$14,693		$15,782		$21,506

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.43%		1.55%		2.07%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		279		287		431
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		7.16		5.90		5.07

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $241 million, $257 million and $314 million and home equity loans of $375 million, $397 million and $343 million at September 30, 2021, June 30, 2021 and September 30, 2020, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.5 billion, $4.4 billion and $3.4 billion and non-U.S. commercial loans of $2.4 billion, $1.9 billion and $3.2 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $7.6 billion, $7.0 billion and $7.2 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.4 billion, $1.4 billion and $1.5 billion at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(4)Allowance for loan and lease losses includes $7.4 billion, $7.5 billion and $10.3 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at September 30, 2021, June 30, 2021 and September 30, 2020, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 123 percent, 134 percent and 204 percent at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the nine months ended September 30, 2021 and 2020, and the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
	2021	2020

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$26,158	$12,876	$8,950	$8,042	$9,166	$6,119	$4,546
Provision for credit losses	(4,105)	11,267	(624)	(1,621)	(1,860)	53	1,389
Pretax, pre-provision income	$22,053	$24,143	$8,326	$6,421	$7,306	$6,172	$5,935

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$274,726	$266,062	$275,484	$274,632	$274,047	$271,020	$267,323
Goodwill	(68,999)	(68,951)	(69,023)	(69,023)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,181)	(1,758)	(2,185)	(2,212)	(2,146)	(2,173)	(1,976)
Related deferred tax liabilities	916	791	915	915	920	910	855
Tangible shareholders’ equity	$204,462	$196,144	$205,191	$204,312	$203,870	$200,806	$197,251
Preferred stock	(23,837)	(23,437)	(23,441)	(23,684)	(24,399)	(24,180)	(23,427)
Tangible common shareholders’ equity	$180,625	$172,707	$181,750	$180,628	$179,471	$176,626	$173,824

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$272,464	$268,850	$272,464	$277,119	$274,000	$272,924	$268,850
Goodwill	(69,023)	(68,951)	(69,023)	(69,023)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,172)	(2,185)	(2,172)	(2,192)	(2,134)	(2,151)	(2,185)
Related deferred tax liabilities	913	910	913	915	915	920	910
Tangible shareholders’ equity	$202,182	$198,624	$202,182	$206,819	$203,830	$202,742	$198,624
Preferred stock	(23,441)	(23,427)	(23,441)	(23,441)	(24,319)	(24,510)	(23,427)
Tangible common shareholders’ equity	$178,741	$175,197	$178,741	$183,378	$179,511	$178,232	$175,197

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,085,446	$2,738,452	$3,085,446	$3,029,894	$2,969,992	$2,819,627	$2,738,452
Goodwill	(69,023)	(68,951)	(69,023)	(69,023)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,172)	(2,185)	(2,172)	(2,192)	(2,134)	(2,151)	(2,185)
Related deferred tax liabilities	913	910	913	915	915	920	910
Tangible assets	$3,015,164	$2,668,226	$3,015,164	$2,959,594	$2,899,822	$2,749,445	$2,668,226

Book value per share of common stock
Common shareholders’ equity	$249,023	$245,423	$249,023	$253,678	$249,681	$248,414	$245,423
Ending common shares issued and outstanding	8,241.2	8,661.5	8,241.2	8,487.2	8,589.7	8,650.8	8,661.5
Book value per share of common stock	$30.22	$28.33	$30.22	$29.89	$29.07	$28.72	$28.33

Tangible book value per share of common stock
Tangible common shareholders’ equity	$178,741	$175,197	$178,741	$183,378	$179,511	$178,232	$175,197
Ending common shares issued and outstanding	8,241.2	8,661.5	8,241.2	8,487.2	8,589.7	8,650.8	8,661.5
Tangible book value per share of common stock	$21.69	$20.23	$21.69	$21.61	$20.90	$20.60	$20.23

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	33